                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   Meditrust
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                   Meditrust
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

        $ 842,363.83
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

        Registration Statement on Form S-4 (333-34831)
     -------------------------------------------------------------------------


     (3) Filing Party:

        Santa Anita Realty Enterprises, Inc.
     -------------------------------------------------------------------------


     (4) Date Filed:

        September 2, 1997
     -------------------------------------------------------------------------

Notes:


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                       [LOGO OF MEDITRUST APPEARS HERE]

                                    NYSE:MT

THESE SLIDES CONTAIN FORWARD LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. FOR THOSE STATEMENTS, WE CLAIM THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

                       [LOGO OF MEDITRUST APPEARS HERE]

                                    NYSE:MT

- --------------------------------------------------------------------------------
  Overview of Meditrust
================================================================================



*    Largest Health Care Real Estate Investment Trust (REIT)

               . $2.6 Billion Asset Base

               . 470 Healthcare Facilities

               . 39 States

               . 36 Operators


as of June 30, 1997
                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

CONSISTENT GROWTH IN REAL ESTATE INVESTMENTS



             [BAR GRAPH DEPICTING GROWTH IN REAL ESTATE INVESTMENTS
                 FOR THE YEARS 1988 THROUGH 1997 APPEARS HERE]

December 31,  1988    69%
              1989    33%
              1990    16%
              1991    14%
              1992    22%
              1993    19%
              1994    21%
              1995    20%
              1996    21%
              1997E   22%


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                                Growth Strategy

================================================================================


          Elderly Care: The Spectrum of Health Care Delivery Options


                  ------------  ------------  ------------

                    "go-go"      "slow-go"      "no-go"

                  ------------  ------------  ------------


                  ------------  ------------  ------------

                                   Assisted    Traditional
                   Independent      Living      Geriatric
                     Living        Facility      Nursing
                                                   Home

                  ------------  ------------  ------------


        -------------------------------------------------------------------
          Lower Acuity                                      Higher Acuity
        -------------------------------------------------------------------


                                                [LOGO OF MEDITRUST APPEARS HERE]
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

INVESTMENTS BY TYPE OF FACILITY

                                 JUNE 30, 1997

             [PIE CHART DEPICTING INVESTMENTS BY TYPE OF FACILITY]


     NURSING HOMES      59%
     RETIREMENT AND
       ASSISTED LIVING  19%
     REHAB SERVICE      11%
     MEDICAL OFFICE
       BUILDINGS         7%
     ACUTE CARE
       HOSPITAL CAMPUS   3%
     PSYCHIATRIC;
       ALCOHOL AND
     SUBSTANCE ABUSE     1%


                                                [LOGO OF MEDITRUST APPEARS HERE]

INVESTMENTS BY OPERATOR

                                 JUNE 30, 1997

                 [PIE CHART DEPICTING INVESTMENTS BY OPERATOR]


LIFE CARE CENTERS OF AMERICA    22%
SUN HEALTHCARE*                 15%
EMERITUS CORPORATION*            7%
HORIZON/CMS*                     5%
SPRINGWOOD ASSOCIATES            5%
HARBORSIDE*                      4%
HEALTH ASSET REALTY TRUST        4%
TENET*                           3%
INTEGRATED HEALTH SERVICES*      2%
OTHER NON PUBLIC                19%
OTHER PUBLIC*:                  14%
   - ALTERNATIVE LIVING SERVICES
   - ARV ASSISTED LIVING
   - ASSISTED LIVING CONCEPTS
   - COLUMBIA
   - GENESIS
   - HEALTHSOUTH REHABILITATION
   - KARRINGTON HEALTH
   - MARINER
   - MULTICARE
   - STERLING HOUSE CORPORATION
   - YOUTH SERVICES INTERNATIONAL


* PUBLIC COMPANIES = 50% OF TOTAL OPERATOR BASE



                                                [LOGO OF MEDITRUST APPEARS HERE]

DIVIDEND GROWTH                         46 CONSECUTIVE INCREASES

          [LINE GRAPH DEPICTING DIVIDEND GROWTH PER SHARE BY QUARTER]

Q1    .6075  1992  $2.46
Q2    .6125
Q3    .6175
Q4    .6225

Q1    .6275  1993  $2.54
Q2    .6325
Q3    .6375
Q4    .6425

Q1    .6475  1994  $2.62
Q2    .6525
Q3    .6575
Q4    .6625

Q1    .6675  1995  $2.70
Q2    .6725
Q3    .6775
Q4    .6825

Q1    .6875  1996  $2.78
Q2    .6925
Q3    .6975
Q4    .7025

Q1    .7075  1997  $2.86*
Q2    .7125

* ANALYST PROJECTION



                                                [LOGO OF MEDITRUST APPEARS HERE]
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- --------------------------------------------------------------------------------
     "Free Stock"
================================================================================



              IPO Share Price                       $13.33
              Paid Dividends Per Share              $26.47


   as of June 30, 1997

                                                [LOGO OF MEDITRUST APPEARS HERE]
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

AVERAGE ANNUAL TOTAL RETURN

                                SINCE INCEPTION*

               [BAR GRAPH DEPICTING AVERAGE ANNUAL TOTAL RETURN]

MEDITRUST  22%
S&P        16%
NAREIT     10%



*1985-1996

                                                              [LOGO OF MEDITRUST
                                                                 APPEARS HERE]

                           [PICTURE OF A LIGHT BULB]


                                                              [LOGO OF MEDITRUST
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

                                  SANTA ANITA

                            [PICTURE OF A GOLD CUP]

                                    GOLD CUP


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- --------------------------------------------------------------------------------
  The Paired Share REIT Structure
================================================================================

                            -----------------------
                                 Shareholders
                            -----------------------


                            -----------------------
                             "Paired" Certificates
                            -----------------------


         -------------------                      -------------------
            Realty Company                         Operating Company
         -------------------                      -------------------

     . Real Estate Investment Trust                   . C-Corp



                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
     Transaction Summary
================================================================================

   .  Structure:              Reverse Merger
                              Tax Free Exchange

   .  Option:                 $100M Available for Cash Tender of
                              Santa Anita Common Shares @ $31
                              per Share

   .  Exchange Ratio:         1.2016 Santa Anita Shares per
                              Meditrust Share

   .  Value:                  $415M/$33.30 per Share *



         * based on $40/share

                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
Advantages of Paired-Share Structure
================================================================================

     * Provides higher yields and increased internal growth through direct operations

     * Increase underwriting of real estate through acquisition of operations

     *  Achieve superior return on invested capital

     *  Opportunity to expand investments and diversify


                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
  1997 FFO Multiples
================================================================================


                Paired Share REITS:               Multiples
                Starwood Lodging                     14.9
                Patriot American                     14.2
                First Union Realty                   15.2

                                Average              14.8


                                     Per Share     Multiple
                Meditrust             $40.00         12.8
                                      $46.00         15.0




                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
Improvement to Spread on Core Business
================================================================================



                              Share          FFO
                              Price         Yield
                               $40           7.8%

                               $46           6.8%
                                             1.0%
                                             $500 million
                                                          FFO Growth

                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
Effect of FFO and Dividend - Post Merger
================================================================================

                                  Consensus
                                  Estimate         Adjusted for     Adjusted for
                                 Pre Merger        Stock Split         Merger
  1997
Estimated FFO                      $3.12             $2.60             $2.52
Estimated Dividend Payment         $2.86             $2.38             $2.38
Payout Ratio                        92%               92%               94%

  1998
Estimated FFO*                     $3.26             $2.71             $2.46 **
Estimated Dividend Payment         $2.94             $2.45             $2.45
Payout Ratio                        90%               90%               100%


     *     Assumes $500 million in core business
     **    Assumes no acquisitions

                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
Acquisition Strategy
================================================================================


                        Meditrust vs. Patriot American


                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
        Improvement in Investment Spreads
================================================================================

        Current Spread on Investments                           2.50%

        "Leakage"                                               1.50%

                                                                4.00%


        Operating Company Returns                              12-15%

        Spread (after cost of capital)                       4.5-7.5%

        $2 Billion on Investments                            $90-150 million

        Additional FFO per Share                           $.90-$1.50



                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------
            Access to Capital
================================================================================


        Revolving Line of Credit                       $ 500,000,000

        Equity                                         2,000,000,000

        Long Term Debt                                 1,000,000,000

        Meditrust Currency                             2,000,000,000

                                                      --------------

        TOTAL ACCESS TO CAPITAL                       $5,500,000,000



                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------

  Financial Position
================================================================================

                                 Pro Forma*
Capital Structure at:            6/30/97      12/31/96    12/31/95    12/31/94
                                 -------      --------    --------    --------
($ in 000's)
Real Estate Portfolio            $2,806,509   $2,286,160  $1,855,002  $1,550,147
Total Debt                        1,219,568      858,760     762,291     765,752
Total Shareholder's Equity (BV)   1,770,409    1,384,941   1,061,755     770,147
Equity Market Cap**               2,676,768    2,453,960   1,784,798   1,198,475
Total Market Cap**                3,896,336    3,312,720   2,547,069   1,964,227
Debt to Total Market Cap                31%          26%         30%         39%
Debt to Total Market Cap                24%
(Assuming Conversion of
Convertible Debentures)

*Investment Grade Ratings from Duff & Phelps, Moody's, and S&P

* Pro Forma amounts consider the August 1997 $410 Million Debt Offering and the Santa Anita transaction, which is based on a post merger share price of $31.
** Equity Market Cap based on Closing Stock Price at the End of Each Period.


                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

MEDITRUST OPTIONS

                              INPATIENT HEALTHCARE

                            [PICTURE OF AN OCTAGON]


     INPATIENT
     HEALTHCARE

                                   MEDITRUST


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

MEDITRUST OPTIONS

                              ANCILLARY HEALTHCARE

                            [PICTURE OF AN OCTAGON]


                    INPATIENT                    ANCILLARY
                    HEALTHCARE                   HEALTHCARE

                                   MEDITRUST


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                             RETIREMENT COMMUNITIES

                            [PICTURE OF AN OCTAGON]



                          INPATIENT             ANCILLARY
                          HEALTHCARE            HEALTHCARE


                                    MEDITRUST   RETIREMENT COMMUNITIES


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                                 ENTERTAINMENT

                            [PICTURE OF AN OCTAGON]



                          INPATIENT              ANCILLARY
                          HEALTHCARE             HEALTHCARE

                                                 RETIREMENT COMMUNITIES
                                      MEDITRUST
                                                 ENTERTAINMENT


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                                  RECREATION

                            [PICTURE OF AN OCTAGON]



                          INPATIENT        ANCILLARY
                          HEALTHCARE       HEALTHCARE

                                                RETIREMENT
                                                COMMUNITIES
                                   MEDITRUST
                                                ENTERTAINMENT

                                           RECREATION


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                           THOROUGHBRED HORSE RACING

                            [PICTURE OF AN OCTAGON]



                          INPATIENT        ANCILLARY
                          HEALTHCARE       HEALTHCARE

                                                RETIREMENT
                                                COMMUNITIES
                                   MEDITRUST
                                                ENTERTAINMENT

                          THOROUGHBRED     RECREATION
                          HORSE RACING


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                              EQUITY DEVELOPMENT

                            [PICTURE OF AN OCTAGON]



                          INPATIENT        ANCILLARY
                          HEALTHCARE       HEALTHCARE

                                                RETIREMENT
                                                COMMUNITIES
                                   MEDITRUST
                      EQUITY                    ENTERTAINMENT
                      DEVELOPMENT

                          THOROUGHBRED     RECREATION
                          HORSE RACING


                                                              [LOGO OF MEDITRUST
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

MEDITRUST OPTIONS

                              REIT CONSOLIDATION

                            [PICTURE OF AN OCTAGON]



                          INPATIENT        ANCILLARY
                          HEALTHCARE       HEALTHCARE

                      REIT                      RETIREMENT
                      CONSOLIDATION             COMMUNITIES
                                   MEDITRUST
                      EQUITY                    ENTERTAINMENT
                      DEVELOPMENT

                          THOROUGHBRED     RECREATION
                          HORSE RACING


                                                              [LOGO OF MEDITRUST
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

                                  POST PARADE
                                  FAST TRACK

[PICTURE OF A HORSE] STARWOOD
[PICTURE OF A HORSE] PATRIOT
[PICTURE OF A HORSE] FIRST UNION
[PICTURE OF A HORSE] MEDITRUST


                                                              [LOGO OF MEDITRUST
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

                        [PICTURE OF A HORSE RACE TRACK
                    WITH FOUR HORSES AT THE STARTING LINE]


                                    WINNERS


                                                              [LOGO OF MEDITRUST
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

                        [PICTURE OF A HORSE RACE TRACK
               WITH FOUR HORSES AT VARIOUS POINTS ON THE TRACK]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
                                                                 APPEARS HERE]

                        [PICTURE OF A HORSE RACE TRACK
               WITH FOUR HORSES AT VARIOUS POINTS ON THE TRACK]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
                                                                 APPEARS HERE]

                        [PICTURE OF A HORSE RACE TRACK
               WITH FOUR HORSES AT VARIOUS POINTS ON THE TRACK]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
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

                        [PICTURE OF A HORSE RACE TRACK
               WITH FOUR HORSES AT VARIOUS POINTS ON THE TRACK]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
                                                                 APPEARS HERE]

                        [PICTURE OF A HORSE RACE TRACK
               WITH FOUR HORSES AT VARIOUS POINTS ON THE TRACK]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
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

                                 PHOTO FINISH

                        [PICTURE OF A HORSE RACE TRACK
                     WITH FOUR HORSES AT THE FINISH LINE]



                                    WINNERS


                                                              [LOGO OF MEDITRUST
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

EVERYONE IS A WINNER

[PICTURE OF FOUR HORSES AT THE FINISH LINE ENLARGED]


                                 PHOTO FINISH


                                                              [LOGO OF MEDITRUST
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

- --------------------------------------------------------------------------------
  Summary / Benefits
================================================================================




                    Diversification              Elimination of
                                                    Leakage
                 -------------------(Meditrust)-------------------
                      Lower Cost
                      of Capital                   Increased
                                                  Shareholder
                                                   Liquidity




                                                [LOGO OF MEDITRUST APPEARS HERE]
================================================================================
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

- --------------------------------------------------------------------------------





                       [LOGO OF MEDITRUST APPEARS HERE]

                                    NYSE:MT
                      197 First Avenue, Needham, MA 02194
                              http://www.reit.com


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